Income Taxes - Components of the Provision for Federal and State Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Currently payable
Federal	$ 12,700	$ 20,660	$ 28,879
Current State and Local Tax Expense (Benefit)	352	0	0
Other Tax Expense (Benefit)	7,322	10,278	7,300
Deferred
Federal	481	3,289	581
Deferred State and Local Income Tax Expense (Benefit)	57	0	0
Total	$ 20,912	$ 34,227	$ 36,760